Dreyfus

Premier Aggressive

Growth Fund

SEMIANNUAL REPORT March 31, 2001

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            14   Financial Highlights

                            19   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                         Dreyfus Premier Aggressive Growth Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

This semiannual report for Dreyfus Premier Aggressive Growth Fund covers the six-month period from October 1, 2000 through March 31, 2001. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Kevin Sonnett, CFA.

The past six months have been troublesome for the stock market, including large-cap stocks. The Standard & Poor's 500 Composite Stock Price Index fell more than 18% during the period. However, the worst of the market's decline was concentrated among growth stocks such as technology providers, which had reached lofty price levels in 1999 and early 2000. In fact, the growth stocks contained in the Russell Midcap Growth Index and Russell 2000 Growth Index declined considerably during the reporting period, while value-oriented stocks, as represented by the Russell Midcap Value Index and Russell 2000 Value Index, rose.

In our view, these divergent results indicate that diversified equity investors fared well compared to those who focused solely on one style of investing. We believe that a diversified investment approach can continue to serve investors well, which is why we continually stress the importance of diversification, a
basic    tenet    of    investing.

We encourage you to contact your financial advisor for more information about ways to refine your investment strategies in the current environment. To speak with a Dreyfus customer service representative call 1-800-782-6620, or visit our website at www.dreyfus.com.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
April 16, 2001




DISCUSSION OF FUND PERFORMANCE

Kevin Sonnett, CFA, Portfolio Manager

How did Dreyfus Premier Aggressive Growth Fund perform relative to its benchmark?

For the six-month period ended March 31, 2001, the fund's Class A and Class B shares each produced total returns of -37.62%, Class C shares produced a total return of -37.80%, Class R shares produced a total return of -37.63%, and Class T shares produced a total return of -38.27%.(1) This compares to the Standard & Poor's 500 Composite Stock Price Index's total return of -18.74% and the Russell Midcap Growth Index' s total return of -42.50% for the same period.(2) Because the fund currently focuses on midcap growth stocks, we believe that the Russell Midcap Growth Index (the "Index" ) is an appropriate measure of the fund's
performance    for    comparison    purposes.

We attribute the fund's disappointing absolute performance to a difficult market environment, particularly in the midcap sector where the fund was focused. In addition, after an extended period of time that favored the growth style of investing, value investing took center stage and remained there throughout the reporting period. Relative to the Index, however, the fund benefited from stock selection in the technology and health care sectors.

What is the fund's investment approach?

The fund seeks capital growth by investing in the stocks of growth companies of any size. Currently, the fund is focusing primarily on midcap companies. In choosing stocks, the fund uses a "bottom-up" approach that emphasizes individual stock selection over economic and industry trends. In particular, the fund looks for companies with strong management, innovative products and services, strong industry positions and the potential for strong earnings growth rates. With respect to growth prospects, we are looking for companies that have revenue and earnings growth levels that are stronger than the overall market. That strength can stem from participation in a rapidly growing industry, a
                                                                      The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

superior industry position and/or innovative products or services. The fund's investments in small- and midcap companies carry additional risks because their earnings are less predictable, their share prices more volatile and their securities less liquid than those of larger companies.

What other factors influenced the fund's performance?

Aside from a very difficult stock market environment, the fund's performance was negatively affected by our heavy emphasis on stocks within the communication services sector, where some of the fund's investments fell due to deteriorating fundamentals. For example, one of the fund' s holdings, a wireless network engineering company, fell almost 80 percent during the first calendar quarter of 2001 before we sold the fund's position. We believed the company had excellent growth prospects in helping wireless service providers build out their networks' infrastructure, primarily because the company had contracts with both large and small service providers. However, during the period smaller operators struggled to raise the capital necessary to fund their fledgling businesses and larger players slowed their build-outs as they failed to add new subscribers to their systems as quickly as they had planned. As part of our ongoing research process, we will continue to track the company' s prospects and evaluate it as an investment opportunity as it works to rebuild a pipeline of projects.

On a related note, the fund' s investments in tower companies also suffered losses as the market began to recognize that their businesses could experience weakness in coming quarters from the trends described above. Tower companies are the owners of real estate and physical steel structures that lease space to cellular phone companies and other wireless service providers.

In contrast, the fund enjoyed strong returns from two other sectors, health care and energy. The fund's strongest returns within the health care industry group were generated from three segments of the pharmaceutical industry: generic drug companies; specialty branded drug companies, or those that derive the majority of their revenues from the sale of one or a few specialty drugs or products; and drug delivery companies. In addition, our investments in several independent power producers, including Calpine and oil-and-gas services company B.J. Services, helped fuel the fund's performance relative to the Index.

What is the fund's current strategy?

We have continued to find what we believe to be attractive investment opportunities in the health care industry, and we are particularly excited by the recent mapping of the human genome. We are confident that this discovery will contribute greatly to global drug research efforts, which we believe could
lead   to  many  new,  successful  drug  launches  over  the  next  few  years.

On the other hand, while technology and health care remain the two largest areas of investment for the fund, we continue to closely monitor the fund's technology holdings as we feel that business prospects in many areas of the technology sector may be weaker than general market sentiment, as evidenced by valuations that, in our opinion, are still relatively high.

April 16, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE. THE RUSSELL MIDCAP GROWTH INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF MEDIUM-CAP STOCK MARKET PERFORMANCE AND MEASURES THE PERFORMANCE OF THOSE RUSSELL MIDCAP COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES.

                                                             The Fund

STATEMENT OF INVESTMENTS
March 31, 2001 (Unaudited)
STATEMENT OF INVESTMENTS



COMMON STOCKS--93.7%                                                                              Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE--.5%

Embraer--Empresa Brasileira de Aeronautica, ADS                                                  12,375                  469,012

AIR FREIGHT--1.3%

Expeditors International of Washington                                                           21,700                1,094,494

AUTO PARTS & EQUIPMENT--.4%

Lear                                                                                             10,525  (a)             308,382

BANKS--.5%

Zions Bancorporation                                                                              9,150                  476,624

BIOTECHNOLOGY--3.9%

COR Therapeutics                                                                                 18,600  (a)             418,500

Cephalon                                                                                         27,850  (a)           1,338,541

MedImmune                                                                                        24,975  (a)             895,978

Myriad Genetics                                                                                  17,925  (a)             727,083

                                                                                                                       3,380,102

BROADCASTING--2.2%

Adelphia Communications, Cl. A                                                                    8,725  (a)             353,362

Charter Communications, Cl. A                                                                    16,075  (a)             363,697

Cox Radio, Cl. A                                                                                 55,125  (a)           1,158,176

                                                                                                                       1,875,235

BUILDING MATERIALS--.5%

Masco                                                                                            19,325                  466,506

COMMUNICATION EQUIPMENT--3.5%

Comverse Technology                                                                               6,025  (a)             354,812

DMC Stratex Networks                                                                             96,475  (a)             800,742

Harris                                                                                           60,000                1,485,000

McDATA, Cl. B                                                                                    18,325                  415,462

                                                                                                                       3,056,016

COMPUTERS--6.4%

Affiliated Computer Services, Cl. A                                                              12,300  (a)             798,270

Brocade Communications Systems                                                                   10,550  (a)             220,390

Cadence Design Systems                                                                           17,625  (a)             325,886

Check Point Software Technologies                                                                 5,975  (a)             283,812

i2 Technologies                                                                                  18,625  (a)             270,062

Inet Technologies                                                                                94,025  (a)             552,397

Macrovision                                                                                      29,075  (a)           1,266,580

Network Appliance                                                                                15,100  (a)             253,869

Synopsys                                                                                         34,200  (a)           1,605,262

                                                                                                                       5,576,528


COMMON STOCKS (CONTINUED)                                                                         Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

CONSUMER FINANCE--1.5%

AmeriCredit                                                                                      22,975  (a)             745,079

Capital One Financial                                                                             9,650                  535,575

                                                                                                                       1,280,654

DISTRIBUTORS--.8%

Patterson Dental                                                                                 22,700  (a)             698,025

ELECTRIC COMPANIES--4.7%

NRG Energy                                                                                       68,375                2,488,850

Orion Power Holdings                                                                             51,650                1,585,655

                                                                                                                       4,074,505

ELECTRONICS--4.4%

Acterna                                                                                          57,100  (a)             342,600

Cree                                                                                             29,600  (a)             443,112

Lattice Semiconductor                                                                            25,225  (a)             458,780

Micrel                                                                                           16,475  (a)             460,270

PerkinElmer                                                                                       5,825                  305,521

Tektronix                                                                                        35,725  (a)             974,935

TriQuint Semiconductor                                                                           26,775  (a)             396,605

Waters                                                                                            8,725  (a)             405,276

                                                                                                                       3,787,099

FINANCIAL--.7%

Ambac Financial Group                                                                             9,325                  591,485

FOOTWEAR--1.2%

Timberland, Cl. A                                                                                20,625  (a)           1,047,750

GAMING, LOTTERY & PARI-MUTUEL COMPANIES--.4%

Harrah's Entertainment                                                                           10,650  (a)             313,430

HEALTH CARE--23.4%

Allergan                                                                                         19,050                1,412,557

Andrx Group                                                                                      36,800  (a)           1,803,200

Celgene                                                                                          59,300  (a)           1,482,500

Cytyc                                                                                            75,600  (a)           1,247,400

Express Scripts, Cl. A                                                                           12,300  (a)           1,066,164

Forest Laboratories                                                                              35,550  (a)           2,105,982

IVAX                                                                                             44,025  (a)           1,386,787

Laboratory Corporation of America Holdings                                                       19,100  (a)           2,296,775

MiniMed                                                                                          52,525  (a)           1,526,508

Mylan Laboratories                                                                                8,775                  226,834

Quest Diagnostics                                                                                11,250  (a)             999,787

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                         Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

HEALTH CARE (CONTINUED)

St. Jude Medical                                                                                 34,450  (a)           1,855,133

Teva Pharmaceutical Industries, ADR                                                               5,500                  300,437

Watson Pharmaceuticals                                                                           48,700  (a)           2,561,620

                                                                                                                      20,271,684

INVESTMENT COMPANIES--8.0%

iShares S&P MidCap 400/BARRA Growth Index Fund                                                   28,150                2,850,188

Midcap SPDR Trust Series 1                                                                       48,500                4,093,400

                                                                                                                       6,943,588

LEISURE TIME--.3%

Hilton Hotels                                                                                    28,300                  295,735

LODGING--1.7%

Starwood Hotels & Resorts Worldwide                                                              43,825                1,490,488

METAL FABRICATORS--.3%

Shaw Group                                                                                        6,325  (a)             295,441

OIL & GAS--10.2%

Apache                                                                                            7,900                  455,119

BJ Services                                                                                      26,100  (a)           1,858,320

ENSCO International                                                                              35,900                1,256,500

Hanover Compressor                                                                               44,650  (a)           1,415,405

Nabors Industries                                                                                31,275  (a)           1,621,296

Ocean Energy                                                                                     15,825                  261,904

Smith International                                                                              27,975  (a)           1,963,845

                                                                                                                       8,832,389

POWER PRODUCERS--2.2%

Calpine                                                                                          34,150  (a)           1,880,641

PUBLISHING--.4%

New York Times, Cl. A                                                                             8,775                  359,512

RETAIL--2.1%

Abercrombie & Fitch, Cl. A                                                                       15,275  (a)             499,492

American Eagle Outfitters                                                                         8,925  (a)             256,594

Dollar Tree Stores                                                                               55,500  (a)           1,069,242

                                                                                                                       1,825,328

SEMICONDUCTORS & EQUIPMENT--2.7%

Brooks Automation                                                                                 7,200  (a)             286,200

KLA--Tencor                                                                                      26,250  (a)           1,033,594

Novellus Systems                                                                                 26,225  (a)           1,063,752

                                                                                                                       2,383,546


COMMON STOCKS (CONTINUED)                                                                         Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

SERVICES--8.1%

CSG Systems International                                                                        13,175  (a)             542,645

Catalina Marketing                                                                               32,400  (a)           1,055,268

Cintas                                                                                            8,775                  345,911

Convergys                                                                                        32,975  (a)           1,189,408

Fiserv                                                                                            5,450  (a)             244,909

Lamar Advertising                                                                                36,550  (a)           1,343,213

Manpower                                                                                          8,800                  253,440

Robert Half International                                                                        13,775  (a)             307,871

Sabre Holdings                                                                                   12,125  (a)             559,811

TMP Worldwide                                                                                     8,725  (a)             327,733

Titan                                                                                            49,000  (a)             880,530

                                                                                                                       7,050,739

TELECOMMUNICATIONS--1.0%

Time Warner Telecom, Cl. A                                                                       23,575  (a)             857,541

TEXTILES--.4%

Jones Apparel Group                                                                               8,950  (a)             338,310

TOTAL COMMON STOCKS

   (cost $94,187,278)                                                                                                 81,320,789
------------------------------------------------------------------------------------------------------------------------------------

                                                                                             Principal
SHORT-TERM INVESTMENTS--13.9%                                                                Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER:

AIG Funding,

   5.50%, 4/2/2001                                                                            4,305,000                4,304,342

Household Finance,

   5.50%, 4/2/2001                                                                            3,435,000                3,434,475

PPG Industries,

   5.60%, 4/2/2001                                                                            4,305,000                4,304,331

TOTAL SHORT-TERM INVESTMENTS

   (cost $12,043,148)                                                                                                 12,043,148
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $106,230,426)                                                            107.6%               93,363,937

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (7.6%)              (6,598,053)

NET ASSETS                                                                                       100.0%               86,765,884

(A) NON-INCOME PRODUCING.


SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2001 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  106,230,426  93,363,93

Cash                                                                    319,948

Receivable for investment securities sold                               649,249

Dividends receivable                                                     14,976

Prepaid expenses                                                         26,427

                                                                     94,374,537
-------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            96,457

Payable for investment securities purchased                           7,366,973

Payable for shares of Common Stock redeemed                              72,723

Accrued expenses                                                         72,500

                                                                      7,608,653
-------------------------------------------------------------------------------

NET ASSETS ($)                                                       86,765,884
-------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     186,110,775

Accumulated investment (loss)                                         (265,360)

Accumulated net realized gain (loss) on investments                (86,213,042)

Accumulated net unrealized appreciation (depreciation)
  on investments--Note 4                                           (12,866,489)
-------------------------------------------------------------------------------

NET ASSETS ($)                                                       86,765,884

NET ASSET VALUE PER SHARE



                                        Class A              Class B              Class C              Class R              Class T
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                       85,188,966             1,209,890             351,564               14,845                  619

Shares Outstanding                   11,535,226               170,879              49,209                2,016               85.837
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                           7.39                 7.08                 7.14                 7.36                 7.21



SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended March 31, 2001 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Interest                                                               469,879

Cash dividends (net of $231 foreign taxes withheld at source)           28,585

TOTAL INCOME                                                           498,464

EXPENSES:

Management fee--Note 3(a)                                              423,279

Shareholder servicing costs--Note 3(c)                                 256,002

Registration fees                                                       23,327

Professional fees                                                       17,925

Custodian fees--Note 3(c)                                               17,509

Prospectus and shareholders' reports                                    13,003

Distribution fees--Note 3(b)                                             7,731

Directors' fees and expenses--Note 3(d)                                  4,709

Miscellaneous                                                              339

TOTAL EXPENSES                                                         763,824

INVESTMENT (LOSS)                                                    (265,360)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                           (36,654,058)

Net unrealized appreciation (depreciation) on investments         (16,618,953)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS            (53,273,011)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS            (53,538,371)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                           March 31, 2001           Year Ended
                                              (Unaudited)  September 30, 2000(a
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)                               (265,360)          (1,269,179)

Net realized gain (loss) on investments      (36,654,058)           52,135,694

Net unrealized appreciation (depreciation)
   on investments                            (16,618,953)           (8,528,069)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                 (53,538,371)           42,338,446
-------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                  8,236,480          290,405,169

Class B shares                                    732,282            1,775,283

Class C shares                                    297,788              845,514

Class R shares                                     51,721                6,262

Class T shares                                         --                1,000

Cost of shares redeemed:

Class A shares                               (13,207,202)        (324,038,034)

Class B shares                                  (482,402)            (269,294)

Class C shares                                  (506,396)            (121,431)

Class R shares                                   (44,456)              (8,927)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                 (4,922,185)         (31,404,458)

TOTAL INCREASE (DECREASE) IN NET ASSETS      (58,460,556)          10,933,988
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           145,226,440          134,292,452

END OF PERIOD                                  86,765,884          145,226,440

(A) FROM FEBRUARY 1, 2000 (COMMENCEMENT OF INITIAL OFFERING) TO SEPTEMBER 30, 2000 FOR CLASS T SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


                                         Six Months Ended
                                         March 31, 2001          Year Ended
                                              (Unaudited)  September 30, 2000(a
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(B)

Shares sold                                       823,556          26,869,924

Shares redeemed                               (1,352,782)         (29,795,988)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (529,226)          (2,926,064)
--------------------------------------------------------------------------------

CLASS B(B)

Shares sold                                        81,006             147,587

Shares redeemed                                  (54,077)             (22,826)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      26,929              124,761
--------------------------------------------------------------------------------

CLASS C

Shares sold                                        34,313              71,422

Shares redeemed                                  (55,285)             (10,229)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (20,972)               61,193
--------------------------------------------------------------------------------

CLASS R

Shares sold                                         5,050                 457

Shares redeemed                                   (5,029)                (786)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING          21                (329)
--------------------------------------------------------------------------------

CLASS T

SHARES SOLD                                            --                   86

(A) FROM FEBRUARY 1, 2000 (COMMENCEMENT OF INITIAL OFFERING) TO SEPTEMBER 30, 2000 FOR CLASS T SHARES.

(B) DURING THE PERIOD ENDED MARCH 31, 2001, 2,669 CLASS B SHARES REPRESENTING $29,576 WERE AUTOMATICALLY CONVERTED TO 2,567 CLASS A SHARES AND DURING THE PERIOD ENDED SEPTEMBER 30, 2000, 1,641 CLASS B SHARES REPRESENTING $19,449 WERE AUTOMATICALLY CONVERTED TO 1,583 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                          Six Months Ended
                                            March 31, 2001                                  Year Ended September 30,
                                                                    ---------------------------------------------------------------

CLASS A SHARES                                  (Unaudited)         2000          1999          1998           1997          1996
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):
Net asset value,
   beginning of period                               11.83          8.94          7.16         15.94          14.81         16.31

Investment Operations:

Investment (loss)--net                            (.02)(a)      (.10)(a)      (.08)(a)       (.12)(a)         (.33)         (.12)

Net realized and unrealized
   gain (loss) on investments                       (4.42)          2.99         1.86          (8.66)         1.46           .01

Total from Investment Operations                    (4.44)          2.89         1.78          (8.78)         1.13          (.11)

Distributions:

Dividends from investment income-net                    --            --           --            --             --           (.28)

Dividends from net realized
   gain on investments                                  --            --           --            --             --          (1.11)

Total Distributions                                     --            --           --            --             --          (1.39)

Net asset value, end of period                        7.39         11.83          8.94          7.16          15.94         14.81
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (B)                            (37.62)(c)         32.33         24.86        (55.08)          7.63          (.71)
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to
   average net assets                               .67(c)         1.31           1.41          1.24           1.20          1.11

Ratio of interest expense to
   average net assets                                   --        .00(d)         .00(d)          .19            .47           .39

Ratio of net investment income (loss)
   to average net assets                          (.23)(c)         (.81)         (.90)         (1.04)          1.44          (.66)

Portfolio Turnover Rate                          125.95(c)        217.69        165.12         106.58         76.28        131.43
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                      85,189       142,756       134,027        120,782       405,599       480,638

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) EXCLUSIVE OF SALES CHARGE.

(C) NOT ANNUALIZED.

(D) AMOUNT REPRESENTS LESS THAN .01%.



SEE NOTES TO FINANCIAL STATEMENTS.





                                          Six Months Ended
                                            March 31, 2001                                    Year Ended September 30,
                                                                    ----------------------------------------------------------------

CLASS B SHARES                                  (Unaudited)         2000          1999          1998           1997       1996(a)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                               11.39          8.67          7.01         15.74          14.73         14.84

Investment Operations:

Investment (loss)--net                            (.05)(b)      (.19)(b)      (.15)(b)       (.22)(b)         (.22)         (.10)

Net realized and unrealized
   gain (loss) on investments                       (4.26)         2.91          1.81          (8.51)          1.23         (.01)

Total from Investment Operations                    (4.31)         2.72          1.66          (8.73)          1.01         (.11)

Net asset value, end of period                        7.08        11.39          8.67           7.01          15.74         14.73
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (C)                            (37.62)(d)        30.91         23.68         (55.46)          6.86       (.74)(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to
   average net assets                              1.04(d)         2.10          2.31           2.09           1.95       1.47(d)

Ratio of interest expense to
   average net assets                                  --         .00(e)        .00(e)           .19            .43        .49(d)

Ratio of net investment (loss)
   to average net assets                          (.58)(d)        (1.60)        (1.81)         (1.89)        (2.22)      (1.40)(d

Portfolio Turnover Rate                          125.95(d)        217.69       165.12         106.58         76.28        131.43
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                       1,210         1,640          166            94            276            13

(A) FROM JANUARY 3, 1996 (COMMENCEMENT OF INITIAL OFFERING) TO SEPTEMBER 30, 1996.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

(E) AMOUNT REPRESENTS LESS THAN .01%.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS (CONTINUED)

                                          Six Months Ended
                                            March 31, 2001                                   Year Ended September 30,
                                                                    ----------------------------------------------------------------

CLASS C SHARES                                  (Unaudited)         2000          1999          1998           1997       1996(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               11.48          8.75         7.06         15.76          14.83         14.84

Investment Operations:

Investment (loss)--net (b)                           (.05)         (.20)         (.15)          (.18)         (.37)         (.24)

Net realized and unrealized
   gain (loss) on investments                       (4.29)          2.93         1.84          (8.52)         1.30           .23

Total from Investment Operations                    (4.34)          2.73         1.69          (8.70)          .93          (.01)

Net asset value, end of period                        7.14         11.48         8.75           7.06         15.76         14.83
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (C)                            (37.80)(d)         31.20        23.94         (55.20)         6.27       (.07)(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                           1.00(d)          2.05         2.25           2.39          1.99       1.42(d)

Ratio of interest expense
   to average net assets                                --        .00(e)        .00(e)           .07           .53        .47(d)

Ratio of net investment (loss)
   to average net assets                          (.57)(d)        (1.57)        (1.70)         (1.90)        (2.37)     (1.32)(d)

Portfolio Turnover Rate                          125.95(d)        217.69       165.12         106.58         76.28        131.43
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                         352          806            79            20              2             1

(A) FROM JANUARY 3, 1996 (COMMENCEMENT OF INITIAL OFFERING) TO SEPTEMBER 30, 1996.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

(E) AMOUNT REPRESENTS LESS THAN .01%.


SEE NOTES TO FINANCIAL STATEMENTS.



                                         Six Months Ended
                                            March 31, 2001                                Year Ended September 30,
                                                                    ----------------------------------------------------------------

CLASS R SHARES                                  (Unaudited)         2000          1999          1998           1997       1996(a)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                               11.80          8.93          7.16         16.02          14.84         14.84

Investment Operations:

Investment (loss)--net                            (.02)(b)      (.11)(b)      (.10)(b)       (.15)(b)         (.10)         (.02)

Net realized and unrealized
   gain (loss) on investments                       (4.42)          2.98         1.87         (8.71)           1.28          .02

Total from Investment Operations                    (4.44)          2.87         1.77         (8.86)           1.18           --

Net asset value, end of period                       7.36          11.80         8.93          7.16           16.02         14.84
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                (37.63)(c)         32.14        24.72        (55.31)           7.95           --
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to
   average net assets                               .58(c)          1.38         1.70          1.57            .76         .73(c)

Ratio of interest expense to
   average net assets                                  --          .00(d)       .00(d)          .16            .30         .35(c)

Ratio of net investment (loss)
   to average net assets                          (.17)(c)         (.89)        (1.16)         (1.30)         (.90)      (.56)(c)

Portfolio Turnover Rate                          125.95(c)        217.69       165.12         106.58         76.28        131.43
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                          15            24          21              9             15             5

(A) FROM JANUARY 3, 1996 (COMMENCEMENT OF INITIAL OFFERING) TO SEPTEMBER 30, 1996.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

(D) AMOUNT REPRESENTS LESS THAN .01%.


SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS (CONTINUED)

                                             Six Months Ended
                                               March 31, 2001    Year Ended
CLASS T SHARES                                    (Unaudited)  September 30,
                                                                     2000(a)
-------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                    11.68            11.65

Investment Operations:

Investment (loss)--net (b)                              (.11)            (.23)

Net realized and unrealized gain (loss)
   on investments                                      (4.36)             .26

Total from Investment Operations                       (4.47)             .03

Net asset value, end of period                          7.21            11.68
--------------------------------------------------------------------------------

TOTAL RETURN (%) (C)                               (38.27)(d)           .26(d)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets               1.59(d)          2.17(d)

Ratio of net investment (loss)
   to average net assets                            (1.15)(d)        (1.85)(d

Portfolio Turnover Rate                             125.95(d)          217.69
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                    1                 1

(A) FROM FEBRUARY 1, 2000 (COMMENCEMENT OF INITIAL OFFERING) TO SEPTEMBER 30,
    2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.


SEE NOTES TO FINANCIAL STATEMENTS.



NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Aggressive Growth Fund (the "fund") is a separate diversified series of Dreyfus Premier Equity Funds, Inc., (the "Company" ) which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering three series, including the fund. The fund's investment objective is capital growth. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue 100 million shares of $1.00 par value Common Stock in each of the following classes of shares: Class A, Class B, Class C, Class R and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge (" CDSC" ) imposed on Class B share redemptions made within six years of purchase, (Class B shares automatically convert to Class A shares after six years) , Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $5,861 during the period ended March 31, 2001 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $49,476,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 2000. If not applied, the carryover expires in fiscal 2007.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended March 31, 2001, the fund did not borrow under the line of credit.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund' s average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses allocable to Class A, exclusive of taxes, interest on borrowings (which, in the view of Stroock & Stroock & Lavan LLP, counsel to the fund, also includes loan commitment fees and dividends on securities sold short), brokerage commissions and extraordinary expenses, exceed 11_2% of the average value of Class A net assets, the fund may deduct from payments to be made to the Manager, or the Manager will bear such excess expense. No expense reimbursement was required for the period ended March 31, 2001.

The Distributor retained $3,025 during the period ended March 31, 2001 from commissions earned on sales of fund shares.

(b) Under the Distribution Plan (the "Plan"), adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended March 31, 2001, Class B, Class C and Class T shares were charged $5,554, $2,176 and $1, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at the annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended March 31, 2001, Class A, Class B, Class C and Class T shares were charged $138,466, $1,851, $726 and $1, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2001, the fund was charged $107,867 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended March 31, 2001, the fund was charged $17,509 pursuant to the custody agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $40,000 and an attendance fee of $6,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at
the    time    the    Board    member    achieves    emeritus    status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2001, amounted to $129,779,967 and $127,235,860, respectively.

At  March  31,  2001, accumulated net unrealized depreciation on investments was
$12,866,489,   consisting   of  $3,987,224  gross  unrealized  appreciation  and
$16,853,713 gross unrealized depreciation.

At March 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

NOTES


                                                           For More Information

                        Dreyfus Premier Aggressive Growth Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss
Boulevard Uniondale, NY 11556-0144

(c) 2001 Dreyfus Service Corporation                                  009SA0301



Dreyfus

Premier Growth and Income Fund

SEMIANNUAL REPORT March 31, 2001

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            15   Financial Highlights

                            20   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier

                                                         Growth and Income Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We present this semiannual report for Dreyfus Premier Growth and Income Fund, covering the six-month period from October 1, 2000 through March 31, 2001. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Douglas Ramos, CFA.

The past six months have been troublesome for the stock market, including large-cap stocks. The Standard & Poor's 500 Composite Stock Price Index fell more than 18% during the period. However, the worst of the market's decline was concentrated among growth stocks such as technology providers, which had reached lofty price levels in 1999 and early 2000. In fact, growth-oriented stocks, as represented by the S&P/BARRA Growth Index, declined more than 31%. In contrast, value-oriented stocks, as represented by the S&P/BARRA Value Index, fell only 5% during the reporting period.

In our view, these divergent results indicate that diversified equity investors fared well compared to those who focused solely on one style of investing. We believe that a diversified investment approach can continue to serve investors well, which is why we continually stress the importance of diversification, a
basic    tenet    of    investing.

We encourage you to contact your financial advisor for more information about ways to refine your investment strategies in the current environment. To speak with a Dreyfus customer service representative call 1-800-782-6620, or visit our website at www.dreyfus.com.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
April 16, 2001




DISCUSSION OF FUND PERFORMANCE

Douglas Ramos, CFA, Portfolio Manager

How did Dreyfus Premier Growth and Income Fund perform relative to its benchmark?

For the six-month period ended March 31, 2001, Dreyfus Premier Growth and Income Fund achieved total returns of -9.54% for Class A shares, -9.81% for Class B shares, -9.88% for Class C shares, -9.32% for Class R shares and -9.86% for Class T shares.(1) In comparison, the fund's benchmark, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), provided a -18.74% total return for the same period.(2)

We  attribute  the fund's performance to a variety of factors. While most stocks
declined   in   a   slowing  economy  and  a  challenging  market  environment, value-oriented portfolios such as ours tended to perform better than growth-oriented portfolios during the reporting period. In addition, a number of successful investment decisions helped the fund avoid the brunt of the negative market environment. These security selection and sector allocation decisions enabled the fund to perform more strongly than our benchmark, the S&P 500 Index.

What is the fund's investment approach?

The fund invests primarily in what we believe are low- and moderately-priced stocks with market capitalizations of $1 billion or more at the time of purchase. We use fundamental analysis to create a broadly diversified, value-tilted portfolio with a weighted average price-to-earnings ("P/E") ratio less than that of the S&P 500 Index, and a long-term projected earnings growth rate greater than that of the S&P 500 Index.

We examine each company' s fundamentals together with economic and industry trends. We then gauge a stock's relative value primarily by looking at its price in relation to the company's business prospects and intrinsic worth, as measured
by    a    wide    range   of   financial   and   business   data.

                                                                      The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

Typically, we look for companies with strong positions in their industries that we believe offer potential for advantageous business developments or the prospect for other changes the market is likely to view favorably.

What other factors influenced the fund's performance?

The fund was affected by slower U.S. economic growth throughout the period, which caused a wide range of companies to post lower than expected earnings and to warn of future disappointments. Highly valued growth stocks, particularly in the technology sector, were among the hardest hit. However, we began the reporting period with relatively light exposure to technology stocks because
their   valuations   had   climbed  beyond  levels  we  considered  reasonable.

Even more significant, the individual technology stocks in which we invested generally performed more strongly than the technology component of the benchmark. That's because our investment philosophy guided us away from the most highly valued stocks in the sector, which suffered the most. Instead we focused on companies such as Electronic Data Systems that we believed were well positioned within their industries and were reasonably priced relative to their growth rates. Such stocks tended to weather the downturn in technology better than most others. In fact, our stock selections in the technology sector accounted for more than half of the fund's outperformance of the S&P 500 Index.

As the prices of technology stocks fell, we found a greater number of technology-related investment opportunities that met our value-oriented investment criteria. Accordingly, as the period progressed we shifted some of the fund' s assets out of traditionally defensive sectors -- such as consumer staples and health care -- into technology companies such as Computer Associates
International    and    Dell    Computer.

The fund also benefited from the performance of our consumer cyclical holdings. We scored successes with investments in diversified companies such as Cendant, and retailers such as TJX Cos. and Target. On the other hand, performance relative to the S&P 500 Index suffered slightly because we allocated fewer assets to the strong-performing transportation and capital goods sectors than the S&P 500 Index.

What is the fund's current strategy?

As of March 31, 2001, the fund held a smaller percentage of consumer staples and health care stocks than the benchmark. We have recently added to our positions in technology, where we have found what we think are several attractively priced, quality investments that we believe are well positioned in the current investment environment. We have also increased our exposure to retail stocks that we believe are selling for relatively low prices while offering good prospects for long-term earnings growth.

In light of the market's recent volatility, we believe it remains critically important to maintain the disciplined approach that is the foundation of our broadly diversified, value-oriented portfolio. We continue to seek reasonably valued stocks of fast-growing companies that we believe offer attractive investment opportunities.

April 16, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                             The Fund

STATEMENT OF INVESTMENTS

March 31, 2001 (Unaudited)

STATEMENT OF INVESTMENTS



COMMON STOCKS--100.4%                                                                             Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------
AEROSPACE & ELECTRONICS--.2%

Boeing                                                                                             3,000                 167,130

COMMERCIAL SERVICES--1.9%

Lamar Advertising                                                                                  6,700                 246,225

McGraw-Hill Cos.                                                                                  19,500               1,163,175

                                                                                                                       1,409,400

CONSUMER NON-DURABLES--5.1%

Coca-Cola Enterprises                                                                             23,700                 421,386

Intimate Brands                                                                                   17,000                 249,900

Kimberly-Clark                                                                                     6,000                 406,980

Philip Morris Cos.                                                                                31,000               1,470,950

Procter & Gamble                                                                                  10,400                 651,040

UST                                                                                               23,000                 691,150

                                                                                                                       3,891,406

CONSUMER SERVICES--5.6%

Cablevision Systems, Cl. A                                                                        6,000  (a)             422,160

Carnival                                                                                          6,000                  166,020

Cendant                                                                                          98,800  (a)           1,441,492

Clear Channel Communications                                                                      9,640  (a)             524,898

EchoStar Communications, Cl. A                                                                    7,500  (a)             207,656

USA Networks                                                                                     22,000  (a)             526,625

Viacom, Cl. B                                                                                    21,370  (a)             939,639

                                                                                                                       4,228,490

ELECTRONIC TECHNOLOGY--15.6%

Altera                                                                                           11,000  (a)             235,813

American Tower, Cl. A                                                                            43,100  (a)             797,350

Amkor Technology                                                                                 22,000  (a)             358,875

Analog Devices                                                                                    7,000  (a)             253,680

Applied Materials                                                                                 7,000  (a)             304,500

Cabletron Systems                                                                                16,500  (a)             212,850

Compaq Computer                                                                                  34,800                  633,360

Dell Computer                                                                                    19,000  (a)             488,062

Gateway                                                                                          21,200  (a)             356,372

General Dynamics                                                                                  6,000                  376,440

Hewlett-Packard                                                                                  11,800                  368,986

Intel                                                                                            48,200                1,268,262

International Business Machines                                                                  17,000                1,635,060


COMMON STOCKS (CONTINUED)                                                                        Shares                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ELECTRONIC TECHNOLOGY (CONTINUED)

Jabil Circuit                                                                                    10,000  (a)             216,200

KLA-Tencor                                                                                        8,000  (a)             315,000

LSI Logic                                                                                        17,700  (a)             278,421

Lucent Technologies                                                                              23,000                  229,310

Micron Technology                                                                                19,000  (a)             789,070

Motorola                                                                                         23,000                  327,980

National Semiconductor                                                                           11,400  (a)             304,950

Novellus Systems                                                                                  9,000  (a)             365,063

Sun Microsystems                                                                                 10,000  (a)             153,700

Tellabs                                                                                          12,000  (a)             488,250

Teradyne                                                                                         13,000  (a)             429,000

Texas Instruments                                                                                12,000                  371,760

United Technologies                                                                               4,000                  293,200

                                                                                                                      11,851,514

ENERGY MINERALS--7.5%

Anadarko Petroleum                                                                               20,000                1,255,600

Conoco, Cl. A                                                                                    13,000                  365,300

Cross Timbers Oil                                                                                14,000                  346,500

Exxon Mobil                                                                                      20,600                1,668,600

Ocean Energy                                                                                     22,000                  364,100

Royal Dutch Petroleum, ADR                                                                       13,000                  720,720

Santa Fe International                                                                           13,600                  442,000

Texaco                                                                                            7,600                  504,640

                                                                                                                       5,667,460

FINANCE--20.4%

Allstate                                                                                         16,000                  671,040

American Express                                                                                 12,400                  512,120

American General                                                                                 12,600                  481,950

American International Group                                                                     15,476                1,245,818

Bank of America                                                                                  10,200                  558,450

Bank of New York                                                                                 13,000                  640,120

Citigroup                                                                                        54,666                2,458,877

Comerica                                                                                          3,000                  184,500

Federal Home Loan Mortgage                                                                       21,400                1,387,362

Federal National Mortgage Association                                                            15,800                1,257,680

FleetBoston Financial                                                                            16,028                  605,057

                                                             The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

FINANCE (CONTINUED)

Goldman Sachs Group                                                                               3,000                  255,300

Hartford Financial Services Group                                                                 5,000                  295,000

Household International                                                                          10,400                  616,096

John Hancock Financial Services                                                                  21,200                  815,140

J.P. Morgan Chase & Co.                                                                          17,400                  781,260

MBNA                                                                                              8,000                  264,800

Morgan Stanley Dean Witter & Co.                                                                 15,600                  834,600

Washington Mutual                                                                                 8,000                  438,000

Wells Fargo                                                                                      25,000                1,236,750

                                                                                                                      15,539,920

HEALTH SERVICES--2.0%

HCA-Healthcare                                                                                   10,400                  418,808

HealthSouth                                                                                      53,100  (a)             684,459

Wellpoint Health Networks                                                                         4,000                  381,240

                                                                                                                       1,484,507

HEALTH TECHNOLOGY--9.4%

Abbott Laboratories                                                                              11,000                  519,090

American Home Products                                                                           13,800                  810,750

Barr Laboratories                                                                                 6,000  (a)             343,020

Baxter International                                                                              6,000                  564,840

Bristol-Myers Squibb                                                                             19,000                1,128,600

Johnson & Johnson                                                                                 9,000                  787,230

Merck & Co.                                                                                      14,500                1,100,550

Pfizer                                                                                           29,250                1,197,787

Pharmacia                                                                                         8,946                  450,610

Teva Pharmaceutical Industries, ADR                                                               5,000                  273,125

                                                                                                                       7,175,602

INDUSTRIAL SERVICES--1.2%

Schlumberger                                                                                     16,400                  944,804

NON-ENERGY MINERALS--.5%

Alcoa                                                                                            10,000                  359,500

PROCESS INDUSTRIES--2.4%

Dow Chemical                                                                                      9,000                  284,130

International Paper                                                                              12,000                  432,960

Monsanto                                                                                         26,100                  925,506

Rohm & Haas                                                                                       7,000                  215,670

                                                                                                                       1,858,266



COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

PRODUCER MANUFACTURING--5.9%

Emerson Electric                                                                                  6,000                  371,760

General Electric                                                                                 60,200                2,519,972

Masco                                                                                            21,300                  514,182

Tyco International                                                                               24,300                1,050,489

                                                                                                                       4,456,403

RETAIL TRADE--4.2%

Gap                                                                                              17,000                  403,240

Lowe's Cos.                                                                                       6,600                  385,770

May Department Stores                                                                            10,950                  388,506

TJX Cos.                                                                                         33,500                1,072,000

Target                                                                                           25,000                  902,000

                                                                                                                       3,151,516

TECHNOLOGY SERVICES--9.2%

AOL Time Warner                                                                                  17,050  (a)             684,557

Avaya                                                                                            18,333  (a)             238,329

Charter Communications, Cl. A                                                                    48,000  (a)           1,086,000

Computer Associates International                                                                23,100                  628,320

Computer Sciences                                                                                12,600  (a)             407,610

Electronic Data Systems                                                                          23,700                1,323,882

Microsoft                                                                                        37,000  (a)           2,023,438

Oracle                                                                                           12,200                  182,756

SunGard Data Systems                                                                              9,000  (a)             443,070

                                                                                                                       7,017,962

TRANSPORTATION--.9%

Exelon                                                                                            6,000                  393,600

Southwest Airlines                                                                               18,000                  319,500

                                                                                                                         713,100

UTILITIES--8.4%

AES                                                                                               8,000  (a)             399,680

AT&T                                                                                             18,700                  398,310

AT&T--Liberty Media, Cl. A                                                                       34,000                  476,000

BellSouth                                                                                        12,000                  491,040

Duke Energy                                                                                      21,000                  897,540

SBC Communications                                                                               24,000                1,071,120

Sprint (FON Group)                                                                               11,000                  241,890

TXU                                                                                               8,000                  330,560

Verizon Communications                                                                           19,300                  951,490

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UTILITIES (CONTINUED)

Williams Cos.                                                                                    10,800                  462,780

WorldCom                                                                                         34,400  (a)             642,850

                                                                                                                       6,363,260

TOTAL COMMON STOCKS

   (cost $71,034,283)                                                                                                 76,280,240
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal

SHORT-TERM INVESTMENTS--.2%                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS;

  4.99% 4/26/2001

   (cost $149,480)                                                                              150,000                  149,567
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $71,183,763)                                                             100.6%               76,429,807

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (.6%)                (432,583)

NET ASSETS                                                                                       100.0%               75,997,224

(A) NON-INCOME PRODUCING.


SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF ASSETS AND LIABILITIES

March 31, 2001 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  71,183,763  76,429,807

Cash                                                                     27,548

Receivable for investment securities sold                               898,948

Dividends receivable                                                     65,428

Receivable for shares of Common Stock subscribed                         14,121

Prepaid expenses                                                         26,084

                                                                     77,461,936
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            62,848

Bank loan payable--Note 2                                               550,000

Payable for shares of Common Stock redeemed                             439,585

Payable for investment securities purchased                             314,181

Accrued expenses                                                         98,098

                                                                      1,464,712
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       75,997,224
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      68,913,733

Accumulated investment (loss)                                         (213,520)

Accumulated net realized gain (loss) on investments                   2,050,967

Accumulated net unrealized appreciation

   (depreciation) on investments--Note 4(b)                           5,246,044
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       75,997,224

NET ASSET VALUE PER SHARE



                                        Class A              Class B              Class C              Class R              Class T
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                       26,188,658            45,143,112           4,612,803               47,481                5,170

Shares Outstanding                    1,421,567             2,529,442             257,982             2,552.08                  284
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                          18.42                17.85                17.88                18.60                18.20



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund



STATEMENT OF OPERATIONS

Six Months Ended March 31, 2001 (Unaudited)

-------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $133 foreign taxes withheld at source)          457,134

Interest                                                                55,109

TOTAL INCOME                                                           512,243

EXPENSES:

Management fee--Note 3(a)                                              308,378

Distribution fees--Note 3(b)                                           201,449

Shareholder servicing costs--Note 3(c)                                 146,229

Registration fees                                                       23,672

Professional fees                                                       22,558

Prospectus and shareholders' reports                                    11,749

Custodian fees--Note 3(c)                                                5,797

Directors' fees and expenses--Note 3(d)                                  3,496

Interest expense--Note 2                                                   559

Loan commitment fees--Note 2                                               517

Miscellaneous                                                            1,359

TOTAL EXPENSES                                                         725,763

INVESTMENT (LOSS)                                                    (213,520)
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments:

   Long transactions                                                 2,494,796

   Short sale transactions                                              45,595

Net realized gain (loss) on financial futures                         (120,813)

NET REALIZED GAIN (LOSS)                                             2,419,578

Net unrealized appreciation (depreciation) on investments          (10,530,876)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              (8,111,298)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              (8,324,818)

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                           March 31, 2001          Year Ended
                                               (Unaudited) September 30, 2000(a)
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)--net                          (213,520)            (606,904)

Net realized gain (loss) on investments        2,419,578            5,344,624

Net unrealized appreciation
   (depreciation) on investments             (10,530,876)           5,276,164

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  (8,324,818)          10,013,884
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Net realized gain on investments:

Class A shares                                (1,648,044)          (2,669,147)

Class B shares                                (2,936,741)          (4,777,051)

Class C shares                                  (215,917)            (282,608)

Class R shares                                    (2,848)             (25,616)

Class T shares                                      (376)                 --

TOTAL DIVIDENDS                               (4,803,926)          (7,754,422)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS:

Net proceeds from shares sold:

Class A shares                                  1,889,155           6,145,994

Class B shares                                  2,624,174           6,336,968

Class C shares                                  1,819,011           1,305,165

Class R shares                                        900              12,737

Class T shares                                      5,811               1,024

Dividends reinvested:

Class A shares                                  1,492,221           2,418,729

Class B shares                                  2,553,171           4,197,222

Class C shares                                    165,274             196,213

Class R shares                                      2,848              25,616

Class T shares                                        376                 --

Cost of shares redeemed:

Class A shares                                (2,284,364)         (11,529,952)

Class B shares                                (4,637,298)         (15,944,571)

Class C shares                                  (559,672)            (900,434)

Class R shares                                        (5)            (299,565)

Class T shares                                    (1,018)                   --

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS             3,070,584           (8,034,854)

TOTAL INCREASE (DECREASE) IN NET ASSETS      (10,058,160)          (5,775,392)
--------------------------------------------------------------------------------

NET ASSETS ($)

Beginning of Period                            86,055,384           91,830,776

END OF PERIOD                                  75,997,224           86,055,384

(A) FROM FEBRUARY 1, 2000 (COMMENCEMENT OF INITIAL OFFERING) TO SEPTEMBER 30, 2000 FOR CLASS T SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                         Six Months Ended
                                           March 31, 2001          Year Ended
                                               (Unaudited)       September 30,
                                                                    2000(a)
-------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A (B)

Shares sold                                        92,649             280,034

Shares issued for dividends reinvested             75,365             115,563

Shares redeemed                                 (113,699)            (524,853)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      54,315            (129,256)
-------------------------------------------------------------------------------

CLASS B (B)

Shares sold                                       134,890             296,608

Shares issued for dividends reinvested            132,835             204,743

Shares redeemed                                 (241,079)            (747,612)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      26,646            (246,261)
-------------------------------------------------------------------------------

CLASS C

Shares sold                                        96,052              60,907

Shares issued for dividends reinvested              8,581               9,553

Shares redeemed                                  (30,183)             (42,185)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      74,450               28,275
--------------------------------------------------------------------------------

CLASS R

Shares sold                                            43                 586

Shares issued for dividends reinvested                143               1,212

Shares redeemed                                       (1)             (13,647)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING         185             (11,849)
--------------------------------------------------------------------------------

CLASS T

Shares sold                                           268                  47

Shares issued for dividends reinvested                 19                   --

Shares redeemed                                      (50)                   --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING         237                   47

(A) FROM FEBRUARY 1, 2000 (COMMENCEMENT OF INITIAL OFFERING) TO SEPTEMBER 30, 2000 FOR CLASS T SHARES.

(B) DURING THE PERIOD ENDED MARCH 31, 2001, 14,574 CLASS B SHARES REPRESENTING $283,924 WERE AUTOMATICALLY CONVERTED TO 14,150 CLASS A SHARES AND DURING THE PERIOD ENDED SEPTEMBER 30, 2000, 82,934 CLASS B SHARES REPRESENTING $1,761,177 WERE AUTOMATICALLY CONVERTED TO 81,137 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                          Six Months Ended

                                            March 31, 2001                               Year Ended September 30,
                                                                    ----------------------------------------------------------------

CLASS A SHARES                                  (Unaudited)         2000          1999          1998           1997       1996(a)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                               21.59         21.04         17.39         20.94          18.45         12.50

Investment Operations:

Investment income (loss)--net                          .00(b,c)     (.04)(b)       .06(b)        .10            .24           .10

Net realized and unrealized

   gain (loss) on investments                        (1.98)         2.42          3.63         (1.44)          3.39          5.94

Total from Investment Operations                     (1.98)         2.38          3.69         (1.34)          3.63          6.04

Distributions:

Dividends from investment
   income--net                                          --           --           (.00)(c)      (.05)         (.25)         (.09)

Dividends from net realized
   gain on investments                               (1.19)        (1.83)         (.04)        (2.16)         (.89)           --

Total Distributions                                  (1.19)        (1.83)         (.04)        (2.21)        (1.14)         (.09)

Net asset value, end of period                       18.42         21.59         21.04         17.39         20.94         18.45
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(D)                                   9.54(e)      11.58         21.22         (7.00)        20.90         48.24(e)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                 .64(e)        1.33          1.31          1.25          1.24           .94(e)

Ratio of net investment income

    (loss) to average net assets                     (.11)(e)       (.17)          .29           .47          1.27           .92(e)

Decrease reflected in above
   expense ratios due to
   undertaking by
   The Dreyfus Corporation                              --            --            --           .01           .11           .30(e)

Portfolio Turnover Rate                             29.91(e)       51.17        102.85        133.00        265.33        205.64(e)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                      26,189        29,520        31,482        31,824        42,309        30,330

(A) FROM DECEMBER 29, 1995 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 1996.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D) EXCLUSIVE OF SALES CHARGE.

(E) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund



FINANCIAL HIGHLIGHTS (CONTINUED)

                                          Six Months Ended

                                            March 31, 2001                                Year Ended September 30,
                                                                    ----------------------------------------------------------------

CLASS B SHARES                                  (Unaudited)         2000         1999           1998           1997        1996(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               21.02         20.67        17.22         20.85          18.37         12.50

Investment Operations:

Investment income (loss)--net                         (.08)(b)      (.20)(b)     (.09)(b)      (.06)           .10           .03

Net realized and unrealized
   gain (loss) on investments                        (1.90)         2.38         3.58         (1.41)          3.38          5.87

Total from Investment Operations                     (1.98)         2.18         3.49         (1.47)          3.48          5.90

Distributions:

Dividends from
   investment income--net                               --            --          --            --            (.11)         (.03)

Dividends from net realized
   gain on investments                              (1.19)        (1.83)         (.04)         (2.16)         (.89)          --

Total Distributions                                 (1.19)        (1.83)         (.04)         (2.16)        (1.00)         (.03)

Net asset value, end of period                      17.85         21.02         20.67          17.22         20.85         18.37
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                 (9.81)(d)     10.77         20.26          (7.69)        20.08         47.14(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                1.01(d)       2.08          2.06           2.00           2.00        1.52(d)

Ratio of net investment income
   (loss) to average net assets                      (.39)(d)      (.92)         (.45)          (.28)           .50         .34(d)

Decrease reflected in above
   expense ratios due to
   undertaking by
   The Dreyfus Corporation                              --           --            --           .01             .11         .30(d)

Portfolio Turnover Rate                             29.91(d)      51.17        102.85        133.00          265.33      205.64(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                      45,143       52,617        56,833        59,144          69,330        37,534

(A) FROM DECEMBER 29, 1995 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 1996.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.



                                          Six Months Ended

                                            March 31, 2001                                 Year Ended September 30,
                                                                    ---------------------------------------------------------------

CLASS C SHARES                                  (Unaudited)         2000         1999           1998           1997       1996(a)
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                               21.06          20.70       17.24         20.87          18.40         12.50

Investment Operations:

Investment income (loss)--net                         (.07)(b)       (.19)(b)    (.08)(b)      (.06)           .09           .03

Net realized and unrealized gain
   (loss) on investments                             (1.92)          2.38        3.58         (1.41)          3.38          5.88

Total from Investment Operations                     (1.99)          2.19        3.50         (1.47)          3.47          5.91

Distributions:

Dividends from investment
   income--net                                          --           --            --            --           (.11)         (.01)

Dividends from net realized
   gain on investments                               (1.19)         (1.83)        (.04)        (2.16)         (.89)           --

Total Distributions                                  (1.19)         (1.83)        (.04)        (2.16)        (1.00)         (.01)

Net asset value, end of period                       17.88          21.06        20.70         17.24         20.87         18.40
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                  (9.88)(d)      10.85        20.29         (7.63)        19.89         47.27(d)
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                 .99(d)         2.04         2.04          1.96          2.00          1.52(d)

Ratio of net investment income
   (loss) to average net assets                      (.38)(d)        (.87)        (.43)         (.25)          .52           .30(d)

Decrease reflected in above
   expense ratios due to
   undertaking by
   The Dreyfus Corporation                              --             --          --            .01           .11           .30(d)

Portfolio Turnover Rate                             29.91(d)        51.17       102.85        133.00        265.33        205.64(d)
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                       4,613          3,866        3,215         3,670         5,340         2,642

(A) FROM DECEMBER 29, 1995 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 1996.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS (CONTINUED)

                                          Six Months Ended

                                            March 31, 2001                                  Year Ended September 30,
                                                                   ----------------------------------------------------------------

CLASS R SHARES                                  (Unaudited)        2000          1999          1998           1997       1996(a)
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               21.75        21.21         17.52         21.11          18.42         12.50

Investment Operations:

Investment income (loss)--net                          .03(b)      (.02)(b)       .09(b)        .07            .20           .43

Net realized and unrealized gain
   (loss) on investments                             (1.99)        2.39          3.65         (1.40)          3.67          5.61

Total from Investment Operations                     (1.96)        2.37          3.74         (1.33)          3.87          6.04

Distributions:

Dividends from investment
   income--net                                          --           --          (.01)         (.10)          (.29)         (.12)

Dividends from net realized
   gain on investments                              (1.19)        (1.83)         (.04)         (2.16)         (.89)           --

Total Distributions                                 (1.19)        (1.83)         (.05)         (2.26)        (1.18)         (.12)

Net asset value, end of period                      18.60         21.75         21.21          17.52         21.11         18.42
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                    (9.32)(c)     11.42         21.34          (6.89)        22.25         48.38(c)
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                .47(c)        1.25          1.17           1.15           .99          .79(c)

Ratio of net investment income
   (loss) to average net assets                      .15(c)        (.09)          .41            .57          1.50         1.01(c)

Decrease reflected in above
   expense ratios due to
   undertaking by
   The Dreyfus Corporation                              --           --            --            .01            .12         .30(c)

Portfolio Turnover Rate                            29.91(c)       51.17         102.85        133.00         265.33      205.64(c)
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                          47          51            302           265            259           174

(A) FROM DECEMBER 29, 1995 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 1996.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.


SEE NOTES TO FINANCIAL STATEMENTS.



                                             Six Months Ended
                                               March 31, 2001  Year Ended
CLASS T SHARES                                    (Unaudited)  September 30,
                                                                2000(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                    21.41           21.13

Investment Operations:

Investment (loss)--net                                   (.06)(b)       (.18)(b)

Net realized and unrealized gain

  (loss) on investments                                 (1.96)            .46

Total from Investment Operations                        (2.02)            .28

Distributions:

Dividends from net realized gain on investments        (1.19)               --

Total Distributions                                    (1.19)               --

Net asset value, end of period                         18.20              21.41
--------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                   (9.86)(d)          1.37(d)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                .91(d)          1.59(d)

Ratio of net investment (loss)

  to average net assets                               (.26)(d)         (.79)(d)

Portfolio Turnover Rate                              29.91(d)         51.17
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                    5                 1

(A) THE FUND COMMENCED SELLING CLASS T SHARES ON FEBRUARY 1, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Growth and Income Fund (the "fund" ) is a separate non-diversified series of Dreyfus Premier Equity Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the " Act" ), as an open-end management investment company and operates as a series company currently offering three series, including the fund. The fund's investment objective is long-term capital growth, current income and growth of income, consistent with reasonable investment risk. The Dreyfus Corporation (the " Manager" ) serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue 50 million shares of $1.00 par value Common Stock in each of the following classes of shares: Class A, Class B, Class C, Class R and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, (Class B shares automatically convert to Class A shares after six years), Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.


The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from
changes     The    Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $11 during the period ended March 31, 2001 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.


The average daily amount of borrowings outstanding during the period ended March 31, 2001 was approximately $17,400, with a related weighted average annualized interest rate of 6.35%.

NOTE 3 --Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund's average daily net assets and is payable monthly.

The Distributor retained $82 during the period ended March 31, 2001 from commissions earned on sales of fund shares.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended March 31, 2001, Class B, Class C and Class T shares were charged $186,160, $15,283 and $6, respectively, pursuant to the Plan.

(C) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at the annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended March 31, 2001, Class A, Class B, Class C and Class T shares were charged $35,576, $62,053, $5,094 and $6, respectively,
pursuant    to    the    Shareholder    Services    Plan.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2001, the fund was charged $38,366 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended March 31, 2001, the fund was charged $5,797 pursuant to the custody agreement.

(D) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $40,000 and an attendance fee of $6,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(E) During the period ended March 31, 2001, the fund incurred total brokerage commissions of $54,493, of which $2,605, was paid to Dreyfus Brokerage Services, a wholly-owned subsidiary of Mellon Financial Corporation.

NOTE 4--Securities Transactions:

(A) The following summarizes the aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities and financial futures during the period ended March 31, 2001:

                                          Purchases                Sales
--------------------------------------------------------------------------------

Long transactions                        24,345,572           24,691,993

Short sale transactions                     662,984              708,579

     TOTAL                               25,008,556            25,400,572


The fund is engaged in short-selling which obligates the fund to replace the security borrowed by purchasing the security at current market value. The fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security.
The fund would realize a gain if the price of the security declines between those dates. Until the fund replaces the borrowed security, the fund will maintain daily a segregated account with a broker or custodian, of permissible liquid assets sufficient to cover its short position. At March 31, 2001, there were no securities sold short outstanding.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At March 31, 2001, there were no financial futures contracts outstanding.

(B) At March 31, 2001, accumulated net unrealized appreciation on investments was $5,246,044, consisting of $11,518,595 gross unrealized appreciation and $6,272,551 gross unrealized depreciation.

At March 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

                                                           For More Information

                        Dreyfus Premier Growth and Income Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss
Boulevard Uniondale, NY 11556-0144

(c) 2001 Dreyfus Service Corporation                                  320SA0301




Dreyfus

Premier Emerging Markets Fund

SEMIANNUAL REPORT March 31, 2001

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            16   Financial Highlights

                            21   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier

                                                          Emerging Markets Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We present this semiannual report for Dreyfus Premier Emerging Markets Fund, covering the six-month period from October 1, 2000 through March 31, 2001. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager,
D. Kirk Henry.

The past six months have been troublesome for the stock market, including emerging market stocks. The MSCI Emerging Markets Free Index fell more than 18% during the period. However, the worst of the market's decline was concentrated among growth stocks such as technology providers, which had reached lofty price levels in 1999 and early 2000. Value-oriented stocks declined less severely.

In our view, these divergent results indicate that diversified equity investors fared well compared to those who focused solely on one style of investing. We believe that a diversified investment approach can continue to serve investors well, which is why we continually stress the importance of diversification, a basic tenet of investing.

We encourage you to contact your financial advisor for more information about ways to refine your investment strategies in the current environment.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
April 16, 2001




DISCUSSION OF FUND PERFORMANCE

D. Kirk Henry, Portfolio Manager

How did Dreyfus Premier Emerging Markets Fund perform relative to its benchmark.

For the six-month period ended March 31, 2001, the fund's Class A shares produced a -19.12% total return, Class B shares returned -19.40%, Class C shares returned -19.49% , Class R shares returned -19.31%, and Class T shares returned -20.76% .(1) This compares with the -18.88% total return provided by the Morgan Stanley Capital International Emerging Markets Free Index ("MSCI EMF Index"), the fund's benchmark, for the same period.(2)

We attribute the fund's overall performance to difficult stock market conditions throughout the world, especially among technology-oriented stocks. Our exposure to technology during the first half of the reporting period hindered our returns relative to the MSCI EMF Index. However, at the beginning of 2001 the fund changed its focus from the growth style of investing to the value style, which
led    us    to    trim    our    technology    exposure.

What is the fund's investment approach?

The fund seeks to achieve long-term capital growth by investing in the stocks of companies organized, or with the majority of their assets or businesses, in emerging market countries. Normally, the fund will not invest more than 25% of its total assets in the securities of companies in any single emerging market country.

When choosing stocks for the fund, we begin by conducting fundamental and quantitative research that focuses on individual companies rather than broad economic and industry trends. More specifically, we look for investment opportunities by focusing on three key factors: VALUE, or how a stock is valued relative to its intrinsic worth based on traditional measures; BUSINESS HEALTH, or a company's overall efficiency and

                                                                  The  Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

profitability as measured by its return on assets and return on equity; and BUSINESS MOMENTUM, or the presence of a catalyst that potentially will trigger an increase in the stock's price in the near term or midterm.

What other factors influenced the fund's performance?

Global stock markets generally declined during the reporting period, including many but not all, of the world' s emerging markets. On average, since the beginning of the year, we believe that the emerging markets have generally fared better than major stock market indices in the United States and elsewhere. This was primarily because the emerging markets began the period at relatively low valuations in the wake of previous market declines.

In this challenging environment, we received the highest returns from Asia, where our Chinese investments represented the largest single positive contributor to the fund' s performance. In addition to making very good stock selections within China, we also allocated a percentage of the portfolio's assets to this area. In Taiwan, we benefited by limiting our exposure to the troubled technology area, relative to our benchmark. However, we believe that we found several value-oriented technology stocks that performed very well as a result of our company-by-company security selection strategy. Examples include D-Link, a communications equipment company, Asustek, a maker of notebook computers, and Taiwan Semiconductors Manufacturing.

Within Latin America, we benefited mainly from our holdings in Mexico, where two beverage and bottling companies, Fomento Economico Mexicano SA and Pepsi Gemex, posted strong returns. In addition, Kimberly Clark de Mexico and Cemex, a cement company, helped improve our returns.

On the other hand, the fund's performance suffered from its exposure to Turkey, where a currency devaluation beginning in mid-February triggered sharp declines in several of the fund's holdings. Our exposure to this area was in line with that of the MSCI EMF Index. In addition,

Indonesian stocks generally fell during the period. However, because our Indonesian exposure was minimal, our performance did not suffer substantially because of our holdings there.

What is the fund's current strategy?

As of March 31, 2001, approximately 50% of the fund's assets were invested in Asia, 25% in Latin America, and 25% in Europe, the Middle East and Africa (" EMEA"). This positioning reflects a decrease in our exposure to Latin America and EMEA over the past few months, and our current belief that Asian markets -- especially China, Korea, India and the Philippines -- currently possess the most
attractive    values.

In our view, the emerging market countries appear fairly depressed as a result of having been badly beaten up over the past six months. We believe such an environment may create opportunities for us to invest in companies with solid fundamentals and depressed stock prices.

April 16, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH SEPTEMBER 30, 2001, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF NET DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MORGAN STANLEY CAPITAL INTERNATIONAL EMERGING MARKETS FREE (MSCI EMF) INDEX IS A MARKET CAPITALIZATION-WEIGHTED INDEX COMPOSED OF COMPANIES REPRESENTATIVE OF THE MARKET STRUCTURE OF 26 EMERGING MARKET COUNTRIES IN EUROPE, LATIN AMERICA AND THE PACIFIC BASIN.

                                                             The Fund



STATEMENT OF INVESTMENTS

March 31, 2001 (Unaudited)



COMMON STOCKS--97.4%                                                                             Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
ARGENTINA--1.7%

Banco Hipotecario                                                                                 3,300  (a)              25,614

Telecom Argentina Stet--France Telecom, ADR                                                       1,700                   26,520

                                                                                                                          52,134

BRAZIL--6.3%

Companhia de Saneamento Basico do
   Estado de Sao Paulo                                                                              150                   13,168

Companhia Vale do Rio Doce, ADR                                                                   1,500                   36,900

Petroleo Brasileiro, ADR                                                                          1,500                   35,700

Tele Celular Sul Participacoes, ADR                                                                 400                    7,120

Tele Norte Leste Participacoes, ADR                                                               1,468                   23,899

Telecomunicacoes Brasileiras, ADR (PFD Block)                                                       980                   47,383

Ultrapar Participacoes, ADR                                                                       1,700                   14,960

Votorantim Celulose e Papel, ADR                                                                    600                    7,350

                                                                                                                         186,480

CHILE--2.5%

Compania de Telecomunicaciones de Chile, ADR                                                      2,500  (a)              33,000

Cristalerias de Chile, ADR                                                                          700                   12,250

Quinenco, ADR                                                                                     4,400                   29,480

                                                                                                                          74,730

CHINA--6.9%

Guangdong Kelon Electrical, Cl. H                                                                75,000                   16,540

Guangshen Railway, Cl. H                                                                        153,000                   23,737

Jiangxi Copper, Cl. H                                                                           143,000  (a)              15,768

PetroChina, ADR                                                                                   2,100                   37,800

Qingling Motors, Cl. H                                                                          156,000                   27,003

Shandong International Power Development, Cl. H                                                 132,000                   26,403

Shenzhen Expressway, Cl. H                                                                       77,000                   12,835

Sinopec Yizheng Chemical Fibre, Cl. H                                                            99,000                   20,056

Zhejiang Expressway, Cl. H                                                                      124,000                   24,484

                                                                                                                         204,626

CROATIA--1.3%

Pliva d.d., GDR                                                                                   3,700  (b)              40,145

CZECH REPUBLIC--.5%

Philip Morris CR                                                                                    100                   13,846

EGYPT--3.6%

Commercial International Bank, GDR                                                                3,500  (a,b)            29,838

Misr International Bank, GDR                                                                      5,350  (a,b)            23,674


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

EGYPT (CONTINUED)

Orascom Construction Industries                                                                   1,750  (a)              13,383

Paints & Chemical Industries, GDR                                                                 7,500  (b)               9,562

Suez Cement, GDR                                                                                  3,550  (a,b)            30,086

                                                                                                                         106,543

GREECE--2.5%

Hellenic Telecommunications Organization                                                          1,000                   13,343

Hellenic Telecommunications Organization, ADR                                                     9,100                   60,060

                                                                                                                          73,403

HONG KONG--2.1%

CNOOC, ADR                                                                                          850                   14,960

China Pharmarceutical Enterprise and Investment                                                 192,000                   20,925

Hengan International                                                                             92,000                   18,402

Mandarin Oriental International                                                                  14,000                    8,400

                                                                                                                          62,687

HUNGARY--1.9%

EGIS                                                                                                400                   12,770

Magyar Tavkozlesi                                                                                 1,000                   14,590

OTP Bank                                                                                            500                   23,111

Pick Szeged                                                                                         400  (a)               6,148

                                                                                                                          56,619

INDIA--11.2%

BSES, GDR                                                                                         1,200  (b)              15,600

Bajaj Auto, GDR                                                                                   4,600  (b)              27,255

Gas Authority of India, GDR                                                                       6,300  (b)              41,108

ICICI, ADR                                                                                        1,500                   17,625

Indian Hotels, GDR                                                                                4,250  (b)              27,731

Mahanagar Telephone Nigam, GDR                                                                   10,800  (b)              63,450

Mahindra & Mahindra, GDR                                                                          7,550  (b)              19,252

NIIT                                                                                                400                    6,533

State Bank of India, GDR                                                                          3,500  (b)              32,113

Tata Engineering & Locomotive, GDR                                                               13,400  (b)              20,100

Videsh Sanchar Nigam, ADR                                                                         5,225                   61,916

                                                                                                                         332,683

INDONESIA--1.3%

PT Indah Kiat Pulp & Paper                                                                      250,500  (a)               6,973

PT Indosat, ADR                                                                                   2,200                   16,764

PT Telekomunikasi Indonesia, ADR                                                                  3,500                   16,275

                                                                                                                          40,012

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

ISRAEL--3.3%

AudioCodes                                                                                          700  (a)               6,213

Bank Hapoalim                                                                                     9,900                   23,984

Bank Leumi Le-Israel                                                                              9,500                   18,810

Blue Square-Israel, ADR                                                                           2,000                   25,640

ECI Telecom                                                                                       2,900                   22,112

                                                                                                                          96,759

MALAYSIA--3.4%

Berjaya Sports Toto                                                                              22,000                   20,263

Genting                                                                                          10,000                   24,211

Perusahaan Otomobil Nasional                                                                      5,000                    7,302

Petronas Gas                                                                                     10,000                   17,105

Sime Darby                                                                                       26,000                   30,926

                                                                                                                          99,807

MEXICO--13.5%

Alfa, Ser. A                                                                                     28,900                   43,457

America Movil, ADR                                                                                2,000                   29,300

Apasco                                                                                            4,200                   23,111

Cemex                                                                                             5,700                   24,609

Consorcio ARA                                                                                    14,700  (a)              18,356

Controladora Comercial Mexicana                                                                  11,800                    9,640

Controladora Comercial Mexicana, GDR                                                                900                   14,085

Desc, Ser. B                                                                                     80,700                   37,575

Fomento Economico Mexicano, ADR                                                                     950                  33,765

Grupo Continental                                                                                13,000                  17,856

Kimberly Clark de Mexico, Ser. A                                                                 19,000                   53,984

Pepsi-Gemex, GDR                                                                                  7,800  (a)              38,220

Telefonos de Mexico, ADR                                                                          1,800                   56,772

                                                                                                                         400,730

PANAMA--1.0%

Banco Latinoamericano de Exportaciones, Cl. E                                                     1,000                   30,790

PHILIPPINES--3.4%

Bank of the Philippine Islands                                                                   10,500                   14,735

First Philippine                                                                                  5,500  (a)               2,304

La Tondena Distillers                                                                            16,500                    9,995

Manila Electric, Cl. B                                                                           40,100                   41,699

Philippine Long Distance Telephone, ADR                                                           1,950                   27,983

Universal Robina                                                                                 50,000                    4,543

                                                                                                                         101,259


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

POLAND--1.5%

Bank Polska Kasa Opieki                                                                             900  (a)              14,305

KGHM Polska Miedz                                                                                 4,700  (a)              23,790

Polski Koncern Naftowy Orlen                                                                      1,400                    6,265

                                                                                                                          44,360

RUSSIA--.6%

OAO Lukoil, ADR                                                                                     450                   16,650

SINGAPORE--.2%

Golden Agri-Resources                                                                           114,000  (a)               5,683

SOUTH AFRICA--7.9%

ABSA                                                                                             13,000                   51,919

Comparex                                                                                         10,000  (a)              12,442

Edgars Consolidated Stores                                                                        5,650                   14,797

Foschini                                                                                         19,300                   11,886

Illovo Sugar                                                                                     22,100                   12,648

Metro Cash and Carry                                                                             97,816                   14,482

Murray & Roberts                                                                                 24,500  (a)              15,089

Nampak                                                                                           25,000                   33,593

Pretoria Portland Cement                                                                          1,600                   13,238

Sage                                                                                             10,000                   12,379

Tiger Brands                                                                                      4,600                   30,047

Woolworths                                                                                       34,600                   13,560

                                                                                                                         236,080

SOUTH KOREA--12.2%

Cheil Communications                                                                                100                    6,183

Cheil Jedang                                                                                        600                   15,552

H&CB, ADR                                                                                         3,400  (a)              26,350

Hyundai Motor                                                                                     1,280                   16,541

Kookmin Bank, GDR                                                                                 2,300  (b)              23,862

Korea Electric Power                                                                              2,100                   31,871

Korea Electric Power, ADR                                                                         5,000                   40,650

Korea Fine Chemical                                                                               1,000                   15,552

Pohang Iron & Steel                                                                                 800                   54,095

SK                                                                                                5,700                   52,675

SK Telecom, ADR                                                                                   1,400                   21,252

Samsung                                                                                           5,300                   22,777

Samsung Electronics, GDR                                                                            230  (b)              35,943

                                                                                                                         363,303


                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                      Shares                   Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

TAIWAN--4.6%

China Steel, GDR                                                                                  2,550                   30,345

Compal Electronics                                                                               22,000                   38,232

D-Link                                                                                           12,000                   21,402

Standard Foods Taiwan                                                                            42,400                   14,672

Taiwan Semicondutor Manufacturing                                                                12,000  (a)              32,378

                                                                                                                         137,029

THAILAND--1.2%

Saha-Union                                                                                       52,500                   12,243

Thai Farmers Bank                                                                                45,000  (a)              23,237

                                                                                                                          35,480

TURKEY--1.6%

Akcansa Cimento                                                                               2,300,400                   10,676

Hurriyet Gazetecilik ve Matbaacilik                                                           3,096,600  (a)               7,334

Tupras-Turkiye Petrol Rafinerileri                                                              380,000                    9,545

Turcell Iletisim Hizmetleri, ADR                                                                  1,350  (a)               4,226

Turk Ekonomi Bankasi, GDR                                                                         3,900  (a)               8,483

Yapi ve Kredi Bankasi                                                                         2,500,000  (a)               7,057

                                                                                                                          47,321

UNITED KINGDOM--1.2%

South African Breweries                                                                           5,300                   34,334

TOTAL COMMON STOCKS

   (cost $3,307,658 )                                                                                                  2,893,493
-----------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS--1.4%
-----------------------------------------------------------------------------------------------------------------------------------

BRAZIL;

Companhia Energetica de Minas Gerais

   (cost $52,839)                                                                                 3,300                   41,997
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $3,360,497)                                                               98.8%                2,935,490

CASH AND RECEIVABLES (NET)                                                                         1.2%                   34,458

NET ASSETS                                                                                       100.0%                2,969,948

(A)  NON-INCOME PRODUCING.

(B)  SECURITIES EXEMPT FROM  REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933.  THESE  SECURITIES  MAY BE  RESOLD  IN  TRANSACTIONS  EXEMPT  FROM
     REGISTRATION,  NORMALLY TO  QUALIFIED  INSTITUTIONAL  BUYERS.  AT MARCH 31,
     2001, THESE SECURITIES  AMOUNTED TO $439,719 OR APPROXIMATELY  14.8% OF NET
     ASSETS.


SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF ASSETS AND LIABILITIES

March 31, 2001 (Unaudited)

                                                             Cost         Value
-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  3,360,497     2,935,490

Cash denominated in foreign currencies                     45,157         44,739

Receivable for investment securities sold                                 9,366

Dividends receivable                                                      7,714

Net unrealized appreciation on forward
  currency exchange contracts--Note 4(a)                                      4

Receivable for shares of Common Stock subscribed                            307

Prepaid expenses                                                         28,519

Due from The Dreyfus Corporation and affiliates                          11,473

                                                                      3,037,612
-------------------------------------------------------------------------------

LIABILITIES ($):

Cash overdraft due to Custodian                                           5,185

Payable for investment securities purchased                              13,835

Payable for shares of Common Stock redeemed                              17,317

Accrued expenses                                                         31,327

                                                                         67,664
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        2,969,948
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                       4,575,005

Accumulated investment (loss)                                          (29,591)

Accumulated net realized gain (loss) on investments
  and foreign currency transactions                                 (1,149,974)

Accumulated net unrealized appreciation (depreciation)
  on investments and foreign currency transactions--Note 4(b)         (425,492)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        2,969,948

NET ASSET VALUE PER SHARE


                                        Class A              Class B              Class C              Class R              Class T
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                        1,493,598               952,817             512,325               10,576               632.24

Shares Outstanding                      169,988               111,075              59,520                1,200                74.23
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                           8.79                 8.58                 8.61                 8.81                 8.52


SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Six Months Ended March 31, 2001 (Unaudited)

-------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $1,907 foreign taxes withheld at source)         19,344

EXPENSES:

Management fee--Note 3(a)                                               22,410

Custodian fees                                                          19,116

Registration fees                                                       11,112

Shareholder servicing costs--Note 3(c)                                   8,843

Prospectus and shareholders' reports                                     7,169

Distribution fees--Note 3(b)                                             6,883

Auditing fees                                                            5,647

Directors' fees and expenses--Note 3(d)                                  3,859

Legal fees                                                                 350

Interest expense--Note 2                                                    58

Loan commitment fees--Note 2                                                37

Miscellaneous                                                            6,221

TOTAL EXPENSES                                                          91,705

Less- expense reimbursement due to undertaking
  by The Dreyfus Corporation--Note 3(a)                               (42,770)

NET EXPENSES                                                            48,935

INVESTMENT (LOSS)                                                     (29,591)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency
transactions                                                       (1,157,780)

Net realized gain (loss) on forward currency exchange contracts        (7,099)

NET REALIZED GAIN (LOSS)                                           (1,164,879)

Net unrealized appreciation (depreciation) on investments
  and foreign currency transactions                                    360,588

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               (804,291)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               (833,882)

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                           March 31, 2001           Year Ended
                                              (Unaudited)  September 30, 2000(a
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)-net                            (29,591)             (18,197)

Net realized gain (loss) on investments       (1,164,879)              708,579

Net unrealized appreciation (depreciation)
        on investments                            360,588             (924,438)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    (833,882)            (234,056)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Net realized gain on investments:

Class A shares                                  (246,099)                   --

Class B shares                                  (187,786)                   --

Class C shares                                   (86,726)                   --

Class R shares                                    (4,852)                   --

Class T shares                                      (101)                   --

TOTAL DIVIDENDS                                 (525,564)                   --

                                                             The Fund


STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                         Six Months Ended
                                          March 31, 2001          Year Ended
                                              (Unaudited)  September 30, 2000(a
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                    683,537            3,062,176

Class B shares                                     70,746            1,768,873

Class C shares                                    124,299            1,074,137

Class R shares                                      1,000               92,600

Class T shares                                         --                1,000

Dividends reinvested:

Class A shares                                    215,772                  --

Class B shares                                    171,042                  --

Class C shares                                     59,015                  --

Class R shares                                        136                  --

Class T shares                                        101                  --

Cost of shares redeemed:

Class A shares                                  (895,266)          (2,639,253)

Class B shares                                  (463,559)            (469,138)

Class C shares                                  (123,028)            (656,835)

Class R shares                                   (16,822)            (218,393)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                   (173,027)           2,015,167

TOTAL INCREASE (DECREASE) IN NET ASSETS       (1,532,473)           1,781,111
--------------------------------------------------------------------------------

NET ASSETS ($)

Beginning of Period                             4,502,421            2,721,310

END OF PERIOD                                   2,969,948            4,502,421

(A) FROM FEBRUARY 1, 2000 (COMMENCEMENT OF INITIAL OFFERING) TO SEPTEMBER 30, 2000 FOR CLASS T SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


                                         Six Months Ended
                                           March 31, 2001           Year Ended
                                              (Unaudited)  September 30, 2000(a
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A (B)

Shares sold                                        69,673              202,647

Shares issued for dividends reinvested             22,713                  --

Shares redeemed                                  (90,865)            (172,200)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       1,521               30,447
-------------------------------------------------------------------------------

CLASS B (B)

Shares sold                                         7,462              114,172

Shares issued for dividends reinvested             18,411                  --

Shares redeemed                                  (47,349)             (31,232)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (21,476)               82,940
-------------------------------------------------------------------------------

CLASS C

Shares sold                                        12,753               66,574

Shares issued for dividends reinvested              6,325                  --

Shares redeemed                                  (13,715)             (45,710)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       5,363               20,864
-------------------------------------------------------------------------------

CLASS R

Shares sold                                            86                6,006

Shares issued for dividends reinvested                 14                  --

Shares redeemed                                   (1,878)             (14,329)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (1,778)              (8,323)
-------------------------------------------------------------------------------

CLASS T

SHARES SOLD                                            --                  63

SHARES ISSUED FOR DIVIDENDS REINVESTED                 11                   --

(A) FROM FEBRUARY 1, 2000 (COMMENCEMENT OF INITIAL OFFERING) TO SEPTEMBER 30, 2000 FOR CLASS T SHARES.

(B) DURING THE PERIOD ENDED, MARCH 31, 2001, 1,533 CLASS B SHARES REPRESENTING $17,971 WERE AUTOMATICALLY CONVERTED TO 1,506 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                                            Six Months Ended

                                                              March 31, 2001                   Year Ended September 30,
                                                                                     --------------------------------------------

CLASS A SHARES                                                    (Unaudited)        2000              1999           1998(a)
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                                   12.67        11.75              7.24            12.50

Investment Operations:

Investment income (loss)--net                                        (.06)(b)      (.03)(b)         (.04)(b)             .04

Net realized and unrealized gain (loss)
   on investments                                                     (2.24)        .95                 4.62            (5.30)

Total from Investment Operations                                      (2.30)        .92                 4.58            (5.26)

Distributions:

Dividends from investment income-net                                      --         --                 (.07)             --

Dividends from net realized gain on investments                       (1.58)         --                   --              --

Total Distributions                                                   (1.58)         --                 (.07)             --

Net asset value, end of period                                         8.79         12.67              11.75             7.24
-----------------------------------------------------------------------------------------------------------------------------------

           TOTAL RETURN (%) (C)                                   (19.12)(d)         7.91              63.71           (42.08)(d)
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                              1.12(d)          2.25              2.25            1.15(d)

Ratio of net investment income (loss)
   to average net assets                                            (.62)(d)         (.17)            (.37)             .35(d)

Decrease reflected in above expense ratios
   due to undertakings by The Dreyfus Corporation                    1.21(d)         2.21              7.26            2.44(d)

Portfolio Turnover Rate                                             97.99(d)        140.07           194.20          234.00(d)
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                  1,494         2,135            1,622              822

(A) FROM MARCH 31, 1998 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.



                                                            Six Months Ended
                                                              March 31, 2001                     Year Ended September 30,
                                                                                      ---------------------------------------------

CLASS B SHARES                                                    (Unaudited)         2000             1999           1998(a)
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                                   12.46          11.64            7.21            12.50

Investment Operations:

Investment income (loss)--net                                       (.10)(b)        (.10)(b)         (.12)(b)          .00(c)

Net realized and unrealized gain (loss)
   on investments                                                     (2.20)           .92           4.59             (5.29)

Total from Investment Operations                                      (2.30)           .82           4.47             (5.29)

Distributions:

Dividends from investment income-net                                      --            --           (.04)               --

Dividends from net realized gain on investments                       (1.58)            --              --               --

Total Distributions                                                   (1.58)            --            (.04)               --

Net asset value, end of period                                          8.58         12.46            11.64             7.21
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)( D)                                                 (19.40)(e)       7.04            62.29           (42.32)(e)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                              1.50(e)          3.00             3.00            1.54(e)

Ratio of net investment (loss)
   to average net assets                                           (1.03)(e)         (.65)           (1.10)           (.04)(e)

Decrease reflected in above expense ratios
   due to undertakings by The Dreyfus Corporation                    1.15(e)          2.19            7.60             2.48(e)

Portfolio Turnover Rate                                             97.99(e)        140.07          194.20           234.00(e)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                    953         1,651             578              120

(A) FROM MARCH 31, 1998 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D) EXCLUSIVE OF SALES CHARGE.

(E) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                            Six Months Ended

                                                              March 31, 2001                      Year Ended September 30,
                                                                                      ----------------------------------------------

CLASS C SHARES                                                    (Unaudited)         2000             1999           1998(a)
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                   12.50         11.68             7.21            12.50

Investment Operations:

Investment income (loss)--net                                       (.10)(b)      (.08)(b)         (.11)(b)           .00(c)

Net realized and unrealized gain (loss)
   on investments                                                     (2.21)         .90              4.61            (5.29)

Total from Investment Operations                                      (2.31)         .82              4.50            (5.29)

Distributions:

Dividends from investment income-net                                      --           --            (.03)               --

Dividends from net realized gain on investments                       (1.58)           --             --                 --

Total Distributions                                                   (1.58)           --            (.03)               --

Net asset value, end of period                                         8.61         12.50           11.68              7.21
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (D)                                                (19.49)(e)       7.11           62.59            (42.32)(e)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                              1.50(e)          3.00           3.00             1.53(e)

Ratio of net investment (loss)
   to average net assets                                           (1.00)(e)         (.50)           (1.21)         (.03)(e)

Decrease reflected in above expense ratios
   due to undertakings by The Dreyfus Corporation                    1.23(e)         2.12             7.65           2.43(e)

Portfolio Turnover Rate                                             97.99(e)        140.07          194.20         234.00(e)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                    512          677              389              115

(A) FROM MARCH 31, 1998 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D) EXCLUSIVE OF SALES CHARGE.

(E) NOT ANNUALIZED.


SEE NOTES TO FINANCIAL STATEMENTS.



                                                            Six Months Ended

                                                              March 31, 2001                      Year Ended September 30,
                                                                                      ----------------------------------------------

CLASS R SHARES                                                    (Unaudited)         2000             1999           1998(a)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                                   12.73         11.77             7.25            12.50

Investment Operations:

Investment income (loss)--net                                       (.07)(b)      (.01)(b)          (.01)(b)             .05

Net realized and unrealized gain (loss)
   on investments                                                     (2.27)           .97             4.61            (5.30)

Total from Investment Operations                                      (2.34)           .96             4.60            (5.25)

Distributions:

Dividends from investment income--net                                     --            --            (.08)               --

Dividends from net realized gain on investments                       (1.58)            --              --                --

Total Distributions                                                   (1.58)            --            (.08)               --

Net asset value, end of period                                          8.81          12.73           11.77              7.25
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                  (19.31)(c)          8.16            64.01           (42.00)(c)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                              1.00(c)          2.00             2.00             1.03(c)

Ratio of net investment income (loss)
   to average net assets                                            (.63)(c)         (.05)            (.08)              .47(c)

Decrease reflected in above expense ratios
   due to undertakings by The Dreyfus Corporation                     .90(c)          2.22            6.93              2.44(c)

Portfolio Turnover Rate                                             97.99(c)        140.07          194.20            234.00(c)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                     11           38              133               116

(A) FROM MARCH 31, 1998 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30,1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.


SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                             Six Months Ended
                                               March 31, 2001    Year Ended
CLASS T SHARES                                    (Unaudited)  September 30,
                                                                     2000(a)
-------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                    12.58          15.75

Investment Operations:

Investment (loss)- net                               (.07)(b)         (.08)(b)

Net realized and unrealized gain (loss)
   on investments                                     (2.41)           (3.09)

Total from Investment Operations                      (2.48)           (3.17)

Distributions:

Dividends from net realized gain on investments       (1.58)             --

Net asset value, end of period                         8.52            12.58
-------------------------------------------------------------------------------

TOTAL RETURN (%) (C)                               (20.76)(d)        (20.19()d
-------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets               1.25(d)          1.66(d)

Ratio of net investment (loss)
   to average net assets                             (.74)(d)         (.53)(d

Decrease reflected in above expense ratios
   due to undertaking by The Dreyfus Corporation      1.25(d)          1.28(d)

Portfolio Turnover Rate                              97.99(d)        140.07(d)
-------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                   1                 1

(A) FROM FEBRUARY 1, 2000 (COMMENCEMENT OF INITIAL OFFERING) TO SEPTEMBER 30, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.



NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Emerging Markets Fund (the "fund") is a separate non-diversified series of Dreyfus Premier Equity Funds, Inc., (the "Company" ) which is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end management investment company and operates as a series company currently offering three series, including the fund. The fund's investment objective is long-term capital growth. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue 50 million shares of $1.00 par value Common Stock in each of the following classes of shares: Class A, Class B, Class C, Class R and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, (Class B shares automatically convert to Class A shares after six years), Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding during the period ended March 31, 2001, was approximately $1,700, with a related weighted average annualized interest rate of 6.91%.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of 1.25% of the value of the fund's average daily net assets and is payable monthly.

                                                                      The  Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The Manager has undertaken from October 1, 2000 through September 30, 2001 to reduce the management fee paid by or reimburse such excess expenses of the fund, to the extent that the fund's aggregate expenses, excluding 12b-1 distribution fees, shareholder service plan fees, taxes, brokerage fees, interest on borrowings, loan commitment fees and extraordinary expenses exceed an annual rate of 2% of the value of the fund's average daily net assets. The expense reimbursement, pursuant to the undertaking, amounted to $42,770 during the period ended March 31, 2001.

The Distributor retained $100 during the period ended March 31, 2001 from commissions earned on sales of the fund's shares.

(b) Under the Distribution Plan, (the "Plan"), adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75 of 1%, of the value of the average daily net assets of Class B and Class C shares and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended March 31, 2001, Class B, Class C and Class T shares were charged $4,649, $2,233 and $1, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at the annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended March 31, 2001, Class A, Class B, Class C, and Class T shares were charged $2,159, $1,550, $744 and $1, respectively, pursuant to the Shareholder Services Plan.


The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2001, the fund was charged $2,461 pursuant to the transfer agency agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $40,000 and an attendance fee of $6,000 for each in person meeting and $500 for telephone meetings.These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

(a) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended March 31, 2001, amounted to $3,462,524 and $4,232,794, respectively.

The following summarizes open forward currency exchange contracts at March 31, 2001:



                                              Foreign
Forward Currency                             Currency                                                                   Unrealized
Exchange Contracts                            Amounts                Proceeds ($)        Value ($)               (Appreciation) ($)
-----------------------------------------------------------------------------------------------------------------------------------
SALES

Philippine Peso,
   expiring 4/2/2001                          377,433                  7,625             7,621                                   4


The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions.
                                                                      The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract.

(b) At March 31, 2001, accumulated net unrealized depreciation on investments and forward currency exchange contracts was $425,003, consisting of $126,032 gross unrealized appreciation and $551,035 gross unrealized depreciation.

At March 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


NOTES

                                                           For More Information

                        Dreyfus Premier Emerging Markets Fund
                        200 Park Avenue
                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                      Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss
Boulevard Uniondale, NY 11556-0144

(c) 2001 Dreyfus Service Corporation                                  329SA0301